Fourth Quarter, Fiscal 2022 March 31, 2022

Cautionary Note Regarding Forward-Looking Statements, Disclaimers and Financial Measures This presentation contains forward-looking statements about nCino’s financial and operating results, including statements regarding nCino’s future performance and outlook, the assumptions underlying those statements, the benefits from the use of nCino’s solutions, our strategies, and general business conditions. Forward-looking statements generally include actions, events, results, strategies and expectations and are often identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions and the negatives thereof. Any forward-looking statements contained in this presentation are based upon nCino’s historical performance and its current plans, estimates, and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent nCino’s expectations as of the date of this presentation. Subsequent events may cause these expectations to change and, except as may be required by law, nCino does not undertake any obligation to update or revise these forward-looking statements. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially including, but not limited to risks associated with (i) the impact of the COVID-19 pandemic, including the impact to the financial services industry, the impact on general economic conditions and the impact of government responses, restrictions, and actions; (ii) risks associated with the acquisition of SimpleNexus, (iii) breaches in our security measures or unauthorized access to our customers’ or their clients' data; (iv) the accuracy of management’s assumptions and estimates; (v) our ability to attract new customers and succeed in having current customers expand their use of our solution; (vi) competitive factors, including pricing pressures, consolidation among competitors, entry of new competitors, the launch of new products and marketing initiatives by our competitors, and difficulty securing rights to access or integrate with third party products or data used by our customers; (vii) the rate of adoption of our newer solutions and the results of our efforts to sustain or expand the use and adoption of our more established solutions; (viii) fluctuation of our results of operations, which may make period-to-period comparisons less meaningful; (ix) our ability to manage our growth effectively including expanding outside of the United States; (x) adverse changes in our relationship with Salesforce; (xi) our ability to successfully acquire new companies and/or integrate acquisitions into our existing organization, including SimpleNexus; (xii) the loss of one or more customers, particularly any of our larger customers, or a reduction in the number of users our customers purchase access and use rights for; (xiii) system unavailability, system performance problems, or loss of data due to disruptions or other problems with our computing infrastructure or the infrastructure we rely on that is operated by third parties; (xiv) our ability to maintain our corporate culture and attract and retain highly skilled employees; (xv) adverse changes in the financial services industry, including as a result of customer consolidation; (xvi) adverse changes in economic, regulatory, or market conditions, including as a direct or indirect consequence of the outbreak of hostilities in Ukraine; and (xvii) the outcome and impact of legal proceedings and related fees and expenses. Additional risks and uncertainties that could affect nCino’s business and financial results are included in our reports filed with the U.S. Securities and Exchange Commission (available on our web site at www.ncino.com or the SEC's web site at www.sec.gov). Further information on potential risks that could affect actual results will be included in other filings nCino makes with the SEC from time to time. In addition to financial information presented in accordance with U.S. generally accepted accounting principles (“GAAP”), this presentation includes certain non-GAAP financial measures, including Non-GAAP Operating Loss. Any non-GAAP measure is presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with GAAP. Non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as substitutes for analysis of other GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included at the end of this presentation. This presentation also contains statistical data, estimates and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to such information. We have not independently verified the accuracy or completeness of the information contained in the industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that information nor do we undertake to update such information after the date of this presentation. 2

nCino at a Glance Leading provider of cloud-based banking software K E Y H I G H L I G H T S Headquarters: Wilmington, NC ~$16B Serviceable Addressable Market (SAM) Employees: >1,650 Customers: >1,750 F I N A N C I A L H I G H L I G H T S BUILT BY BANKERS FOR BANKERS 4Q FY 2022 Total Revenues (includes $3.9M from SimpleNexus) $75.0M 4Q FY 2022 Subscription Revenues (includes $3.7M from SimpleNexus) $62.8M 4Q FY 2022 RPO (includes $54M from SimpleNexus) $912.3 4Q FY 2022 YoY Subscription Revenues Growth Rate 40% Note: Fiscal 2022 end was January 31, 2022 3

60% 62% 71% 73% 4Q'21 4Q'22 Fourth Quarter FY 2022 Financial Results Quarterly Revenues ($ in millions) $45 $63 $12 $12 $57 $75 4Q'21 4Q'22 Subscription  % of Total 84%79% Overall & Subscription Non‐GAAP Gross Margins Overall Subscription Professional Services Subscription  YoY Growth:  40% Note: 4Q’22 and full year fiscal ’22 includes SimpleNexus total revenues of $3.9M and SimpleNexus subscription revenues of $3.7M. Non‐GAAP Financials adjusted to exclude stock‐based compensation and  amortization. See Appendix for GAAP reconciliation.  4

$103 $162 $225 $35 $42 $49 $138 $204 $274 FY2020 FY2021 FY2022 $21 $23 $28 $31 $35 $39 $43 $45 $51 $54 $57 $63 1Q'20 2Q'20 3Q'20 4Q'20 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 Revenue Growth at Scale Annual Revenues ($ in millions) Quarterly Subscription Revenues ($ in millions) Subscription Professional Services Subscription  % of Total 75% 80% YoY %   Growth 57% 45% 68% 68% 66%82% 70% 56% 43% 5 47% 37% 32% 40% Note: 4Q’22 and full year fiscal ’22 includes SimpleNexus total revenues of $3.9M and SimpleNexus subscription revenues of $3.7M.

Gross Margins Overall Non‐GAAP Gross Margin Non‐GAAP Subscription Gross Margin Note: Non‐GAAP gross margins adjusted to exclude stock‐based compensation and amortization. See Appendix for GAAP reconciliation.  55% 60% 63% 60% 62% FY 2020 FY2021 FY2022 4Q 2021 4Q 2022 71% 72% 73% 71% 73% FY 2020 FY 2021 FY 2022 4Q 2021 4Q 2022 6

17% 16%15% 16% 16%28% 29%25% 26% 27% $21 $32 $43 $9 $12 FY 2020 FY 2021 FY 2022 4Q 2021 4Q 2022 $34 $53 $73 $16 $22 FY 2020 FY2021 FY2022 4Q 2021 4Q 2022 31% 25% 27% 28% 29% $42 $52 $73 $16 $22 FY 2020 FY 2021 FY 2022 4Q 2021 4Q 2022 Responsibly Investing in Growth Note: Non‐GAAP financials adjusted to exclude stock‐based compensation, amortization, fees and expenses related to the government antitrust investigation and related civil action disclosed in our SEC filings, and  acquisition‐related expenses. See Appendix for GAAP reconciliation. ($ in millions)($ in millions) ($ in millions) S&M % of revenues R&D % of revenues G&A % of revenues Non‐GAAP General & AdministrativeNon‐GAAP Sales & Marketing Non‐GAAP Research & Development 7

Path to Profitability Operating Cash Flow Margin (15%) (7%) (6%) (13%) (11%) FY 2020 FY2021 FY2022 4Q 2021 4Q 2022 Non‐GAAP Operating Margin ($20.7) ($14.2) Non‐GAAP  Operating Income  ($mm) ($17.6) ($9.0) $9.2Operating  Cash Flow  ($mm) ($19.2)($7.5) ($8.3) ($11.9) ($21.1) 8Note: Non‐GAAP financials adjusted to exclude stock‐based compensation, amortization, fees and expenses related to the government antitrust investigation and related civil action disclosed in our SEC filings, and  acquisition‐related expenses. See Appendix for GAAP reconciliation.  (7%) 5% (7%) (21%) (28%) 4Q 20224Q 2021FY 2022FY 2021FY 2020

Financial Outlook

NCINO IS PROVIDING GUIDANCE FOR ITS FIRST QUARTER ENDING APRIL 30, 2022 AS FOLLOWS:

TOTAL REVENUES	BETWEEN $91M AND $92M
SUBSCRIPTION REVENUES (1)	BETWEEN $77M AND $78M
NON-GAAP OPERATING LOSS	BETWEEN ($7.5M) AND ($8.5M)
NON-GAAP NET LOSS ATTRIBUTABLE TO NCINO	PER SHARE OF ($0.07) TO ($0.08)

NCINO IS PROVIDING GUIDANCE FOR ITS FISCAL YEAR 2023 ENDING JANUARY 31, 2023 AS FOLLOWS:

TOTAL REVENUES	BETWEEN $398M AND $400M
SUBSCRIPTION REVENUES (1)	BETWEEN $340M AND $342M
NON-GAAP OPERATING LOSS	BETWEEN ($33.5M) AND ($35.5M)
NON-GAAP NET LOSS ATTRIBUTABLE TO NCINO	PER SHARE OF ($0.31) TO ($0.32)

Note: Non-GAAP financials adjusted to exclude stock-based compensation, amortization, fees and expenses related to the government antitrust investigation and related civil action disclosed in our SEC filings, acquisition-related expenses, and adjustments to redeemable non-controlling interest. See Appendix for GAAP reconciliation.

(1) Subscription Revenues guidance assumes 27% organic growth for the first quarter and full fiscal year 2023, respectively.

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297 335 394 904 966 1,079 428 1,183 1,268 1,775 FY 2020 FY 2021 FY2022 nCino nIQ SimpleNexus (3) (4) (1) Growing Customer Base Total Customers Bank Operating System Customers  with Subscription Revenues Over: > $1M > $100K  161 21 FY 2020 Note:  (1) Of the 904 nIQ customers, 18 were also nCino Bank Operating System (BOS) customers. (2) Of the 966 nIQ customers, 33 were also nCino BOS customers. (3) Of the 1,079 nIQ Customers, 85 are also  nCino BOS customers. (4) Of the 428 SimpleNexus Customers, 41 are also nCino BOS or nIQ customers. FY 2021 36 224 (2) (2) 10 FY 2022 47 271

FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 3.6X  1.9X  2.5X  2.3X  1.9X  1.5X  1.8X  1.3X  1.2X  NA Total  ACV  Expansion Land and Expand Model BANK OPERATING SYSTEM ACV EXPANSION BY COHORT 11Note: As of January 31, 2022. In any given period, ACV for a customer represents the annualized subscription fees from the fully activated subscription contracts in effect for such customers at the end of the  applicable period.

12 For example: Recurring Fee based on FI Assets or Transaction Volumes Recurring Fee based on % of Subscription Fees Minimum Recurring Fee based on Users per Month SUBSCRIPTION Incremental Add-on Foundation of Pricing Support and Maintenance Additional Offerings Similar to nCino, SimpleNexus has a per‐seat subscription‐based revenue model, enabling the  company to generate financial results that are not based on mortgage transaction volumes. Complementary Seat-Based Revenue Model 12

APPENDIX 13

GAAP to Non-GAAP Reconciliation

($ in thousands)

Subscription Gross Margin	FY 2020	FY 2021	FY 2022	4Q'21	4Q'22
Subscription Revenues	$103,265	$162,439	$224,854	$44,978	$62,802
GAAP Subscription Gross Profit	72,203	114,470	160,346	31,408	44,301
(+) Amortization	697	1,525	2,604	392	1,427
(+) Stock Based Compensation	277	576	960	138	239
Non-GAAP Subscription Gross Profit	**$73,177**	**$116,571**	**$163,910**	**$31,938**	**$45,967**
Non-GAAP Subscription Gross Margin	71%	72%	73%	71%	73%

Professional Services & Other Gross Margin	FY 2020	FY 2021	FY 2022	4Q'21	4Q'22
Professional Services & Other Revenues	$34,915	$41,854	$49,011	$11,609	$12,153
GAAP Professional Services Gross Profit	1,907	1,688	2,106	1,011	(631)
(+) Amortization	--	--	--	--	--
(+) Stock Based Compensation	1,240	4,232	5,195	874	1,314
Non-GAAP Professional Services Gross Profit	**$3,147**	**$5,920**	**$7,301**	**$1,885**	**$683**
Non-GAAP Professional Services Gross Margin	9%	14%	15%	16%	6%

Overall Gross Margin	FY 2020	FY 2021	FY 2022	4Q'21	4Q'22
Total Revenues	$138,180	$204,293	$273,865	$56,587	$74,955
GAAP Gross Profit	74,110	116,158	162,452	32,419	43,670
(+) Amortization	697	1,525	2,604	392	1,427
(+) Stock Based Compensation	1,517	4,808	6,155	1,012	1,553
Non-GAAP Gross Profit	**$76,324**	**$122,491**	**$171,211**	**$33,823**	**$46,650**
Non-GAAP Gross Margin	55%	60%	63%	60%	62%

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GAAP to Non-GAAP Reconciliation ($ in thousands) 15 S&M Expense FY 2020 FY 2021 FY 2022 4Q'21 4Q'22 GAAP S&M $44,440 $59,731 $82,901 $17,704 $24,674 (‐) Amortization 937 1,670 2,303 418 1,050 (‐) Stock Based Compensation  1,260 6,190 7,520 1,372 2,105 Non‐GAAP S&M $42,243 $51,871 $73,078 $15,914 $21,519 % of Revenues 31% 25% 27% 28% 29% R&D Expense FY 2020 FY 2021 FY 2022 4Q'21 4Q'22 GAAP R&D $35,304 $58,263 $79,363 $16,929 $23,373 (‐) Amortization ‐‐ ‐‐ ‐‐ ‐‐ ‐‐ (‐) Stock Based Compensation  1,245 5,463 6,186 1,057 1,606 Non‐GAAP R&D $34,059 $52,800 $73,177 $15,872 $21,767 % of Revenues 25% 26% 27% 28% 29% G&A Expense FY 2020 FY 2021 FY 2022 4Q'21 4Q'22 GAAP G&A $22,536 $40,772 $71,545 $11,642 $25,614 (‐) Amortization 114 10 ‐‐ ‐‐ ‐‐ (‐) Stock Based Compensation  1,723 8,747 8,616 2,154 2,664 (‐) Acquisition‐related expenses ‐‐ ‐‐ 10,006 ‐‐ 9,104 (‐) Fees and expenses related to the Antitrust Matters ‐‐ ‐‐ 10,326 ‐‐ 2,158 Non‐GAAP G&A $20,699 $32,015 $42,597 $9,488 $11,688 % of Revenues 15% 16% 16% 17% 16%

GAAP to Non-GAAP Reconciliation

($ in thousands)

Non-GAAP Operating Income/(Loss)	FY 2020	FY 2021	FY 2022	4Q'21	4Q'22
GAAP Operating Income	($28,170)	($42,608)	($71,357)	($13,856)	($29,991)
(+) Amortization of Acquired Intangibles	1,748	3,205	4,907	810	2,477
(+) Stock Based Compensation	5,745	25,208	28,477	5,595	7,928
(+) Acquisition-related expenses	--	--	10,006	--	9,104
(+) Fees and expenses related to the Antitrust Matters	--	--	10,326	--	2,158
Non-GAAP Operating Income/(Loss)	($20,677)	($14,195)	($17,641)	($7,451)	($8,324)
Non-GAAP Operating Income Margin	(15%)	(7%)	(6%)	(13%)	(11%)

Non-GAAP Net Loss Attributable to nCino	FY 2020	FY 2021	FY 2022	4Q'21	4Q'22
GAAP Net Loss Attributable to nCino	($27,594)	($40,536)	($49,446)	($12,058)	($7,119)
(+) Amortization of Acquired Intangibles	1,748	3,205	4,907	810	2,477
(+) Stock Based Compensation	5,745	25,208	28,477	5,595	7,928
(+) Acquisition-related expenses	--	--	10,006	--	9,104
(+) Fees and expenses related to the Antitrust Matters	--	--	10,326	--	2,158
(-) Tax benefit related to SimpleNexus acquisition	--	--	(24,646)	--	(24,646)
(+) Adjustment attributable to redeemable non-controlling interest	--	396	894	53	833
Non-GAAP Net Loss Attributable to nCino	($20,101)	($11,727)	($19,482)	($5,600)	($9,265)
Weighted-average shares used to compute net loss per share, basic and diluted	78,316,794	87,678,323	96,722,464	92,789,559	100,319,094
GAAP Net Loss Attributable to nCino per Share	($0.35)	($0.46)	($0.51)	($0.13)	($0.07)
Non-GAAP Net Loss Attributable to nCino per Share	($0.26)	($0.13)	($0.20)	($0.06)	($0.09)

Operating Cash Flow	FY 2020	FY 2021	FY 2022	4Q'21	4Q'22
GAAP Cash Flow From Operations	($8,998)	$9,222	($19,229)	($11,925)	($21,052)
Operating Cash Flow Margin	(7%)	5%	(7%)	(21%)	(28%)

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How the Bank Operating System Model Works • Phased seat activations:  Maintain price integrity  Maximize Total Contract Value(1)  Definitive seat activation dates $0.0 $0.3 $0.5 $0.8 $1.0 $1.3 Initial ACV Year 1 Year 2 Year 3 Year 4 Year 5 Revenues Recognized by Year  5‐year contract  Booking ACV $1M  Seat activations are phased  Activations result in recognized revenues Illustrative Contract Waterfall Commentary ($ in millions) Assumptions (1)  “Total Contract Value” or “TCV” refers to the total value of all subscription and professional services fees associated with a customer contract.  17